SSGA ACTIVE TRUST (the “Trust”)

Supplement dated August 2, 2016

to the Prospectus and Statement of Additional Information

dated October 31, 2015, as supplemented

SPDR SSGA Risk Aware ETF

(the “Fund”)

At the recommendation of SSGA Funds Management, Inc. (the “Adviser”), the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate the Fund. Accordingly, at the close of business on or about August 24, 2016, the Fund will no longer accept creation orders. August 24, 2016 will be the last day of trading on the NYSE Arca, Inc., the Fund’s principal U.S. listing exchange. The Fund will cease operations, liquidate its assets, and distribute proceeds to shareholders of record on or about August 31, 2016 (the “Liquidation Date”). Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of this date. Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc. prior to August 25, 2016. Customary brokerage charges may apply to such transactions. From August 25, 2016 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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